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                                                                    Exhibit 99.2

                                VOTING AGREEMENT

         VOTING AGREEMENT (this "Agreement"), dated as of February 16, 2000, among LMM Family Partnership, L.P., a Delaware limited partnership ("LMM"), Leonard Miller, an individual ("LMiller"), and Stuart Miller, an individual ("SMiller", and together with LMM and LMiller, the "Miller Entities") and U.S. Home Corporation, a Delaware corporation (the "Company").

         WHEREAS, Lennar Corporation ("Lennar"), LEN Acquisition Corporation ("Acquisition") and the Company propose to enter into a Plan and Agreement of Merger dated as of the date hereof (as the same may be amended, supplemented or modified in accordance with its terms, the "Merger Agreement") providing for the merger of the Company into Acquisition (the "Merger");

         WHEREAS, the Miller Entities collectively own in the aggregate 9,818,861 shares of Class B Common Stock, par value $0.10 per share, of Lennar (the "Lennar Class B Stock") and 73,894 shares of common stock, par value $0.10 per share, of Lennar (the "Lennar Common Stock"); those shares of Lennar Class B Stock and Lennar Common Stock, as they may be adjusted by any stock dividend, stock split, recapitalization, combination or exchange of shares, merger, consolidation, reorganization or other change or transaction of or by Lennar, are referred to in this Agreement as the "Miller Shares";

         WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Company has requested that the Miller Entities enter into this Agreement.

         NOW THEREFORE, to induce the Company to enter into, and in consideration of its entering into, the Merger Agreement, and in consideration of the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:


                                   ARTICLE I

              REPRESENTATIONS AND WARRANTIES OF THE MILLER ENTITIES

     1.1      LMM represents and warrants to the Company as follows:

          (a) Authority. It is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. It has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

          (b) Non-Contravention. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated by this Agreement or by any document to be
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delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, its limited partnership agreement, any agreement or instrument to which it is a party or by which it is bound, any law, or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over it.

          (c) Approvals and Consents. No governmental filings, authorizations, approvals or consents, or other governmental action is required for the execution and delivery of this Agreement by it, the performance by it of its obligations under this Agreement or the consummation by it of the transactions contemplated by this Agreement.

     1.2 Each of LMiller and SMiller represents and warrants to the Company as follows:

          (a) Authority. Each of LMiller and SMiller has full capacity and authority to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly executed and delivered by each of LMiller and SMiller and constitutes a legal, valid and binding obligation each of LMiller and SMiller enforceable against each of LMiller and SMiller in accordance with its terms. The representations and warranties in Section 1.1 are true and correct.

          (b) Non-Contravention. Neither the execution and delivery of this Agreement nor consummation of the transactions contemplated by this Agreement or by any document to be delivered in accordance with this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, any agreement or instrument to which LMiller or SMiller is a party or by which LMiller or SMiller is bound, any law, or any order, rule or regulation of any court or governmental agency or other regulatory organization having jurisdiction over LMiller or SMiller.

          (c) Approvals and Consents. No governmental filings, authorizations, approvals or consents, or other governmental action is necessary or required for the execution and delivery of this Agreement by LMiller or SMiller, the performance by LMiller or SMiller of LMiller's or SMiller's obligations under this Agreement or the consummation of the transactions contemplated hereby.


     1.3 Each of the Miller Entities represents and warrants to the Company that


          (a) the Miller Shares constitute more than 98% of the outstanding shares of Lennar Class B Stock and have more than 50% of the voting power of all the outstanding stock of Lennar of all classes; (b) the Miller Entities own the Miller Shares, free and clear of any liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements which would in any way restrict or impair the Miller Entities' right to vote the Miller Shares in their sole discretion or could require the Miller Entities to sell or transfer any of the Miller Shares (whether upon default on a loan or otherwise) before the Effective Time; (c) the Miller Entities have the sole voting power and sole power to issue instructions with respect to the Miller Shares and (d) the obligations of the Miller Entities hereunder
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shall survive the death, disability or incapacity of LMiller and SMiller.

     1.4 The Company hereby represents and warrants to the Miller Entities as follows:


          (a) Authority. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all power and authority necessary to enable it to enter into this Agreement and to carry out the transactions contemplated by this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          (b) Non-Contravention. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated by this Agreement will violate, result in a breach of, or constitute a default (or an event which, with notice or lapse of time or both would constitute a default) under, the certificate of incorporation or by-laws of the Company.

          (c) Approvals and Consents. No governmental filings, authorizations, approvals or consents, or other governmental action is required for the execution and delivery of this Agreement by the Company, the performance by the Company of its obligations under this Agreement or the consummation by the Company of the transactions contemplated by this Agreement.

                                   ARTICLE II

                        COVENANTS OF THE MILLER ENTITIES

     Each of the Miller Entities hereby covenants and agrees as to itself with the Company as follows:

     2.1 Vote for Merger. At any meeting of stockholders of Lennar called to vote upon the Merger and the Merger Agreement or any of the transactions contemplated thereby, or at any adjournment or postponement thereof or in any other circumstances upon which a vote, consent or other approval with respect to the Merger and the Merger Agreement is sought, each Miller Entity shall vote (or cause to be voted) all of the outstanding Miller Shares owned by it or him in favor of the Merger, the adoption by Lennar of the Merger Agreement, other matters relating to the approval of the terms of the Merger Agreement and each of the other transactions contemplated by the Merger Agreement.

     2.2 Vote Against Alternative Proposals. Prior to the Effective Time (as defined in the Merger Agreement), at any meeting of stockholders of Lennar or at any adjournment or postponement thereof or in any other circumstances upon which the Miller Entity's vote, consent or other approval is sought, each Miller Entity shall vote (or cause to be voted) all of the outstanding Miller Shares owned by it or him against (i) any change in the persons who constitute the Board of
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Directors of Lennar (other than changes made pursuant to the terms of this Agreement, the Merger Agreement or any other documents delivered by any party pursuant to this Agreement or the Merger Agreement) or (ii) any change in the present capitalization of Lennar or any amendment of Lennar's certificate of incorporation or by-laws or other proposal or transaction involving Lennar or any of its subsidiaries, if in the case of clause (i) or (ii) such transaction, change, amendment or other proposal or transaction would in any manner impede, frustrate, prevent or nullify the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or would reasonably be likely to result in any of the conditions to Lennar's obligations under the Merger Agreement not being fulfilled.

     2.3 Transfers. Until the Effective Time, no Miller Entity will (i) sell, transfer, pledge, assign or otherwise dispose of, or enter into any contract, option or other arrangement with respect to the sale, transfer, pledge, assignment or other disposition of, any Miller Shares to any person, or
(ii) enter into any voting arrangement, whether by proxy, voting arrangement, voting agreement or otherwise, other than for the purpose of voting the Miller Shares as required by this Agreement.

     2.4 Vote for Company Nominees. If the Merger is authorized by the Lennar stockholders at the Lennar stockholders' meeting at which the Merger is considered (or at any adjournment or postponement thereof, as the case may be), the Miller Entities shall, prior to the Effective Time, vote (or cause to be voted) all of the equity securities (as defined in Rule 3a11-1 under the Securities Exchange Act of 1934, as amended) of Lennar owned by them in favor of, and shall use their best efforts to cause: (i) an increase in the size of Lennar's Board of Directors by four members (the "Increase"); and (ii) the election of each of Robert J. Strudler, Isaac Heimbinder and two other persons designated in writing by the Company (collectively, the "Company Nominees") to Lennar's Board of Directors to fill the vacancies on Lennar's Board of Directors created by the Increase. The election of the Company Nominees will be effective at the Effective Time of the Merger.

     2.5 Company Common Stock. Between the date hereof and the Effective Time of the Merger, the Miller Entities shall not purchase shares of common stock, par value $.01 per share, of the Company ("Company Common Stock") if the purchase would cause the Miller Entities, Lennar and Lennar's subsidiaries to own in the aggregate more than 5% of the Company Common Stock which is then outstanding.

     2.6 The covenants and agreements contained in this Article II shall be of no further force or effect in the event the Merger Agreement is terminated in accordance with its terms. The covenants and agreements contained in this
Article II shall survive the Merger and after the Merger shall be binding upon and inure to the benefit of the Company Nominees.

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                                  ARTICLE III

                               GENERAL PROVISIONS

     3.1 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring the expense.

     3.2 Entire Agreement. This Agreement, the Merger Agreement and the documents to be delivered in accordance with this Agreement and the Merger Agreement contain the entire agreement among the parties relating to the transactions which are the subject of this Agreement and all prior negotiations, understandings and agreements among the parties with regard to the subject matter of this Agreement are superseded by this Agreement and the Merger Agreement, and there are no representations, warranties, understandings or agreements concerning the transactions which are the subject of this Agreement or those other documents other than those expressly set forth in this Agreement and the Merger Agreement. The Company Nominees are intended third party beneficiaries of this Agreement and may enforce this Agreement.

     3.3 Captions. The captions of the articles and paragraphs of this Agreement are for reference only, and do not affect the meaning or interpretation of this Agreement.

     3.4 Prohibition Against Assignment. Neither this Agreement nor any right or obligations of any party under it may be assigned (except that after the Merger, this Agreement shall be binding upon and inure to the benefit of the surviving corporation of the Merger).

     3.5 Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and will be deemed given when delivered in person or sent by facsimile (with proof of receipt at the number to which it is required to be sent), or on the third business day after the day on which mailed by first class mail from within the United States of America, to the following addresses (or such other address as may be specified after the date of this Agreement by the party to which the notice or communication is sent):

        If to the Company:

                         U.S. Home Corporation
                         10707 Clay Road
                         Houston, Texas 77041
                         Attention: Robert J. Strudler
                         Facsimile No.: (713) 877-2335
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with a copy to:

                  Stephen C. Koval, Esq.
                  Kaye, Scholer, Fierman, Hays & Handler, LLP
                  New York, New York  10019
                  Facsimile No.:  (212) 836-8689

If to any Miller Entity:

                  Leonard Miller
                  700 Northwest 107th Avenue
                  Miami, Florida  33172
                  Facsimile No.:  (305) 227-7115

with a copy to:

                  David W. Bernstein, Esq.
                  Clifford Chance Rogers & Wells
                  200 Park Avenue, 52nd Floor
                  New York, New York  10166
                  Facsimile No.:  (212) 878-8375

     3.6 Governing Law. This Agreement will be governed by, and construed under, the substantive laws of the State of Delaware.

     3.7 Amendments. Prior to the Effective Time (as defined in the Merger Agreement), this Agreement may be amended only by a document in writing signed by the Company and each Miller Entity; after the Effective Time, this Agreement may be amended only by a document in writing signed by each Miller Entity and each Company Nominee.

     3.8 Counterparts. This Agreement may be executed in two or more counterparts, some of which may contain the signatures of some, but not all, the parties. Each of those counterparts will be deemed an original, but all of them together will constitute one and the same agreement.

     3.9 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as
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may be possible.

     3.10 Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court located in the State of Delaware or in a Delaware state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) consents to the personal jurisdiction of any Federal court located in the State of Delaware or any Delaware state court in any action or proceeding relating to or arising out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that such parties will not seek to change the venue of any such action or proceeding or otherwise to move any such action or proceeding to another court, whether because of inconvenience of the forum or otherwise (provided that nothing in this Section will prevent a party from removing an action or proceeding from a Delaware state court to a Federal Court located in the State of Delaware), (iv) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a Federal court sitting in the State of Delaware or a Delaware state court and (v) waives any right to trial by jury with respect to any claim or proceeding related to or arising out of this Agreement or any of the transactions contemplated hereby.
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         IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by its officer thereunto duly authorized as of the date in the first paragraph of this Agreement.


                                       U.S. HOME CORPORATION


                                       By: /s/ Robert J. Strudler
                                           ---------------------------------
                                           Name: Robert J. Strudler
                                           Title: Chairman and Co-Chief
                                                  Executive Officer


                                       LMM FAMILY PARTNERSHIP, L.P.
                                       By: LMM Family Corp., its general partner


                                       By: /s/ Leonard Miller
                                           ---------------------------------
                                           Name:  Leonard Miller
                                           Title:  President


                                       Leonard Miller

                                           /s/ Leonard Miller
                                       -------------------------------------


                                       Stuart Miller

                                          /s/ Stuart A. Miller
                                       -------------------------------------